UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 15, 2023

Date of Report (Date of earliest event reported)

Plum Acquisition Corp. I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40218	98-1577353
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fillmore St. #2089 San Francisco, CA	94115
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 683-6773

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	PLMIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	PLMI	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PLMIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On June 15, 2023, Plum Acquisition Corp. I (“Plum”) filed a Current Report on Form 8-K (“June 15th 8-K”) disclosing that (a) it received a termination notice (the “Notice”) from Sakuu Corporation (“Sakuu”), that terminated, effective June 14, 2023, the Business Combination Agreement, dated March 2, 2023, by and among Plum, Sakuu, Plum SPAC 1 Merger Sub, Inc. and Plum SPAC 2 Merger Sub, LLC (the “Business Combination Agreement”) and (b) in light of the termination of the Business Combination Agreement, Plum’s Board of Directors determined that it will not extend the deadline for Plum to consummate a business combination beyond June 18, 2023 and proceed to liquidate and dissolve Plum as soon as practicable in accordance with Plum’s Charter.

Subsequent to the issuance of the June 15th 8-K, Plum was approached with an opportunity to explore a business combination with another operating company. The Board of Directors of Plum promptly met and discussed the merits of this opportunity, and thereafter decided to extend the deadline for Plum to consummate a business combination transaction for another month beyond June 18, 203, to provide Plum an additional thirty (30) days to properly investigate and evaluate this and other opportunities for a business combination transaction. Accordingly, Plum will now have until July 18, 2023 to consummate a business combination transaction.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Plum’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to risks and uncertainties that may cause Plum’s activities or results to differ significantly from those expressed in any forward-looking statement, including changes in domestic and foreign business, market, financial, political and legal conditions. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Plum from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Plum assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Plum does not gives any assurance that Plum will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2023

PLUM ACQUISITION CORP. I

By:	/s/ Kanishka Roy
Name:	Kanishka Roy
Title:	Co-Chief Executive Officer and President

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